UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2011

OCONEE FEDERAL FINANCIAL CORP.

(Exact name of Registrant as specified in its charter)

Federal	001-35033	32-0330122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 East North Second Street, Seneca, South Carolina 29678

 (Address of principal executive offices)

(864) 882-2765

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07         Submission of Matters to a Vote of Security Holders.

On November 10, 2011, Oconee Federal Financial Corp. (the “Company”) held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered the election of directors and the ratification of the independent registered public accounting firm.  A breakdown of the votes cast is set forth below.

1.The election of Directors

	For	Withheld	Broker non-votes

T. Rhett Evatt	5,283,578	32,915	405,959

Curtis T. Evatt	5,306,480	10,013	405,959

2.     The ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as independent registered public accounting firm for the Company for the fiscal year ending June 30, 2012.

For	Against	Abstain	Broker non-votes
5,721,927	0	525	0

Item 9.01.        Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.
(b)	Pro forma financial information. Not Applicable.
(c)	Shell company transactions: Not Applicable.
(d)	Exhibits. None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

OCONEE FEDERAL FINANCIAL CORP.

Date: November 16, 2011	By:	/s/ Curtis T. Evatt
Curtis T. Evatt
Executive Vice President and Chief Financial Officer (Duly Authorized Representative)